Federated American Leaders Fund, Inc.

29th Annual Report
March 31, 1998

ESTABLISHED 1969

[Graphic]

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969, and I am pleased to present its 29th Annual Report. This fund invests in America's blue-chip corporations -- 93 well-known, large capitalized corporations whose shares are held by individuals and institutions alike.

Over the 12-month reporting period, assets have more than doubled, reaching $2.9 billion. This robust growth reflected a sizable increase in the value of fund shares, as well as the continued confidence of more than 87,000 investors who purchased shares of this attractive, high-quality, blue-chip stock fund.

This report covers the 12-month period from April 1, 1997 through March 31, 1998. It begins with a discussion with Scott B. Schermerhorn, Vice President, Federated Advisers, who co-manages the fund with Michael P. Donnelly, Vice President, Federated Advisers. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing long-term investment performance. Second is a complete listing of the fund's high-quality blue-chip stocks. Third is the publication of the fund's financial statements.

The fund's high-quality stocks include 90 holdings from all 12 major industry groups -- leaders like Anheuser Busch, Bristol-Myers Squibb, Chevron, General Motors, IBM, ITT, Merck, Sherwin-Williams, and Wal-Mart. These holdings performed very well in a stock market that reflected continued economic growth, low inflation, low interest rates, and a strong desire on the part of investors to own large-cap companies whose shares can provide liquidity.

The fund's shares displayed excellent capital appreciation, plus quarterly income dividends and realized capital gains. In fact, the total performance of all share classes exceeded the performance of the average growth and income fund. Individual share class total return performance, including capital appreciation, income dividends, and realized gains, follows.*

                   TOTAL            CAPITAL          NET ASSET
                  RETURN   INCOME    GAINS         VALUE INCREASE
 Class A Shares    43.95%   $0.21    $3.23   $21.40 to $26.64 = 24%
 Class B Shares    42.78%   $0.03    $3.23   $21.40 to $26.61 = 24%
 Class C Shares    42.78%   $0.03    $3.23   $21.40 to $26.61 = 24%
 Class F Shares    43.80%   $0.21    $3.23   $21.40 to $26.61 = 24%

We trust you were pleased with the positive performance of your investment in Federated American Leaders Fund, Inc. Remember, reinvesting your earnings is a convenient way to build the value of your account -- and help your shares increase through the benefit of quarterly compounding.

Sincerely,

[Graphic]

John F. Donahue
President
May 15, 1998

* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period based on offering price for Class A, B, C, and F Shares were 36.01%, 36.45%, 41.65% and 41.22%, respectively.

INVESTMENT REVIEW

[Graphic]
Scott B. Schermerhorn
Vice President
Federated Advisers

[Graphic]
Michael P. Donnelly
Vice President
Federated Advisers

[Graphic]

THE FUND'S FISCAL YEAR WAS AN EXTRAORDINARY PERIOD FOR STOCKS AS THE BULL MARKET SQUARED ITS SHOULDERS AND CHARGED ON, DESPITE SOME SIGNIFICANT DAILY STUMBLES. WHAT ARE YOUR COMMENTS?

The U.S. stock market, as represented by the Standard & Poor's ("S&P") 500 Index,* registered a total return of 48.00% for the 12-month reporting period ended March 31, 1998. While investors have been handsomely rewarded, the price fluctuations on a daily basis have increased as investors have shown concern about the direction of the economy, interest rates, and the Asian economic crisis.

In this environment, our focus on quality stocks and strict valuation disciplines offered our shareholders a prudent equity strategy. The dangers of "market timing," entering and exiting the market in anticipation of its ups and downs (a strategy we studiously avoid), was apparent early in the reporting period. The conventional wisdom in early April was that the economy was too strong, which would force the Federal Reserve Board to increase interest rates in an effort to thwart inflation. Many investors, trying to "time" the market, began to reduce their exposure to U.S. equities. What followed was an apparent slowdown in the economy, which convinced investors that there would be no need to change current interest rates. This renewed optimism led to a market increase (as reported by the S&P 500 Index) from the low single-digits to a 20.00% total return by June 30, 1997.

The fourth quarter of 1997 was marked by investor uncertainty over the Asian economies, the price of oil, interest rates, and Middle East tensions. Our emphasis on large, high-quality companies with reasonable valuations fared well in this environment as investors embarked on a "flight to quality."

The first quarter of 1998, the final quarter of the fund's fiscal year, was marked by optimism as stock market investors received an average year's return (13.39% as reported by the S&P 500 Index) in one quarter. Some of this enthusiasm was due to the belief that Asia will not have as dramatic an impact on our economy as previously expected. While we do not know the full magnitude of the Asian crisis, we do not believe its impact would come and go in three months' time. Therefore, while we remain positive on the stock market, we believe it is currently discounting positive factors while ignoring negative ones.

* The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, financial, and public utility companies. Investments cannot be made in an index.

[Graphic]

HOW DID FEDERATED AMERICAN LEADERS FUND, INC. PERFORM FOR ITS SHAREHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 1998?

For the 12-month reporting period ended March 31, 1998, the fund's Class A, B, C, and F Shares produced extremely strong total returns of 43.95%, 42.78%, 42.78%, and 43.80%, respectively, based on net asset value.* The returns of all share classes exceeded the 40.15% average total return of the 646 growth and income funds tracked by Lipper Analytical Services, Inc.+

[Graphic]

WHAT WAS THE FUND'S SECTOR EXPOSURE AS OF MARCH 31, 1998?

At the end of the reporting period, the fund's sector weightings were as follows:

                                     PERCENTAGE OF         PERCENTAGE OF
 SECTOR                                NET ASSETS          S&P 500 INDEX
 Utilities                               11.9%                 10.6%
 Finance                                 11.5%                 16.9%
 Technology                              10.8%                 14.7%
 Services                                10.4%                  5.4%
 Health Care                              9.8%                 11.8%
 Energy/Minerals                          9.6%                  7.7%
 Basic Industry                           7.7%                  4.8%
 Consumer
 Non-Durables                             7.6%                 10.8%
 Retail Trade                             6.6%                  5.2%
 Producer
 Manufacturing                            6.2%                  7.7%
 Transportation                           3.5%                  1.2%
 Consumer Durables                        3.2%                  3.4%
 Other                                    1.3%                  0.0%

* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period based on offering price for Class A, B, C, and F Shares were 36.01%, 36.45%, 41.65% and 41.22%, respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

[Graphic]

PLEASE COMMENT ON RECENT PORTFOLIO ADDITIONS.

While many issues are not without a concern or question, the overall attractiveness of the companies we own outweigh any temptation to react to these events. In fact, the reactive nature of some investors created opportunities for the fund to acquire high-quality companies at attractive valuations. Our more recent additions include the following:

ANHEUSER-BUSCH COMPANIES, INC. (0.93% of portfolio) -- Tough pricing in the beer category, led by number two player Miller, afforded us an opportunity to acquire shares in the world's leading brewer at a significant multiple discount to its history.

SEAGRAM CO., LTD. (0.93% of portfolio) -- Difficulty in the mature spirits business has made Seagram a value purchase, despite the entertainment business (Universal Studios) continuing to grow the company in the high-teens range. Troubles in Asia have depressed Seagram's stock price, but once this short-term hurdle is cleared, growth should return, or we anticipate the company will use its strong balance sheet to otherwise create shareholder value.

GENERAL SIGNAL CORP. (0.73% of portfolio) -- This maker of equipment and instruments is trading at attractive valuation with relatively low downside risk. The opportunity for restructuring of the business portfolio and margin improvement may provide this stock with the catalysts needed for good upside earnings improvement.

DILLARDS, INC., CLASS A (0.98% of portfolio) -- Dillards is the third largest traditional department store chain in America, with a primary focus on the Southeast and Southwest. The company disappointed investors last quarter due to a shortfall in its Midwest operations. A change of management for Midwest merchandising gives us a degree of comfort that the problems have a good chance of being fixed over the course of the next few quarters. At less than 15 times January 1999 estimates, the risk/reward factor appears to be quite favorable.

TOYS "R" US, INC. (1.55% of portfolio) -- This stock has come under pressure as a result of high shrinkage and lower gross margins from higher promotional activity and increased distribution costs. The company has instituted a $1 billion buyback of their stock, and management appears to understand what is required to return the business to its trendline growth. The risk/reward factor appears to be skewed positively, as the stock trades at a lifetime-low of 70% relative earnings multiple.

[Graphic]

WHAT HAVE YOU SOLD RECENTLY, AND WHY?

RUSSELL CORP. -- We escaped relatively unscathed before Russell imploded on yet another earnings disappointment. We exited prior to Russell's stock falling 20% over the course of a month.

DAYTON-HUDSON CORP. -- After benefiting from a two-year cost reduction program and strong results at Target discount stores, sponsorship for this stock rotated from value investors to momentum players. Strong price appreciation pushed this company's valuation well beyond fair value.

GENERAL MOTORS CORP., CLASS H -- After strong runup, the stock hit our price objectives. The attractiveness of the business is intact, but the valuation, in our opinion, has gotten ahead of itself, and we have since found better uses for the funds.

TELE-COMMUNICATIONS, INC., CLASS A -- This leading cable company was purchased after a long period of underperformance and in anticipation of a company restructuring. The company delivered on its restructuring, and the price appreciated well beyond its fair market value.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF MARCH 31, 1998?

The top holdings were as follows:

                                                      PERCENTAGE OF
        NAME                                            NET ASSETS
        First Data Corp.                                  2.2%
        Wal-Mart Stores, Inc.                             2.0%
        Bristol-Myers Squibb Co.                          1.9%
        Pharmacia & Upjohn, Inc.                          1.9%
        News Corp., Ltd., ADR                             1.8%
        CIGNA Corp.                                       1.8%
        Waste Management, Inc.                            1.8%
        ABB AB, ADR                                       1.7%
        U.S. Surgical Corp.                               1.6%
        Toys "R" Us, Inc.                                 1.6%
        TOTAL                                            18.3%

[Graphic]

IT HAS BEEN QUITE A YEAR FOR STOCK INVESTORS IN GENERAL AND FEDERATED AMERICAN LEADERS FUND, INC. SHAREHOLDERS IN PARTICULAR. AS THE FUND BEGINS A NEW FISCAL YEAR IN SUCH A HIGHLY VALUED MARKET, WHAT IS YOUR STRATEGY?

As we discussed in the fund's last report, which covered the first six months of the fiscal year, some industries and numerous stocks are overvalued, and the dramatic runup in equity prices has made it more difficult to find undervalued companies. In this environment, investors must rely on security selection versus overall market appreciation. We continue to believe that, as with 1997, 1998 will be a "stock pickers" year, with attractive fundamentals and reasonable valuation leading the way.

We also believe our valuation disciplines, which force us to exit overpriced securities and focus on undervalued situations, are in our shareholders' best interests. Given current valuations, our recent emphasis has been on high-quality, well-run companies that, for various reasons, have not participated fully in the unprecedented bull market of the past 2 1/2 years.

TECHNOLOGY continues as our most significant underweighting, though, we have added to certain positions as valuation became overly depressed. The ENERGY and TRANSPORTATION sectors continue as our largest overweights, with the RETAIL sector declining. Our exposure to the UTILITIES sector has been increasing, as concerns over deregulation are outweighed by depressed valuations and some yields that are greater than long-term Treasury notes.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED AMERICAN LEADERS FUND, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $30,000 IN THE CLASS A SHARES OF FEDERATED AMERICAN LEADERS FUND, INC. ON 2/26/69, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $725,049 ON 3/31/98. YOU WOULD HAVE EARNED A 11.57%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 36.01%, 19.36%, and 16.16%, respectively. Class B Shares' average annual 1-year and since inception (7/26/94) total returns were 36.45% and 25.38%, respectively. Class C Shares' average annual 1-year and since inception (4/22/93) total returns were 41.65% and 20.48%, respectively. Class F Shares' average annual 1-year and since inception (7/28/93) total returns were 41.22% and 21.21%, respectively.**

[Graphic representation omitted.  Please see Appendix #1.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total returns stated take into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares, and the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED AMERICAN LEADERS FUND, INC.
ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 30 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $349,002.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $30,000, but your account would have reached a total value of $349,002* by 3/31/98. You would have earned an average annual total return of 13.83%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted.  Please see Appendix #2.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED AMERICAN LEADERS FUND, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan have been planning for the college education of their three children. On March 31, 1983, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 15 years, the original $5,000 investment along with their additional monthly $250 investments totaling $50,000 has grown to $218,881. This represents a 16.32% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic representation omitted.  Please see Appendix #3.]

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED AMERICAN LEADERS FUND, INC.
A HISTORY OF SOLID EARNINGS -- TWENTY 10-YEAR PERIODS

$10,000 INVESTED WITH DISTRIBUTIONS REINVESTED

How a $10,000 investment grew during each 10-year period since the fund's inception.

This chart shows what your account would have been worth had you invested $10,000 in Class A Shares at the beginning of these consecutive decades.

OVER EVERY 10-YEAR PERIOD SINCE THE FUND'S INCEPTION, A $10,000 INVESTMENT IN ITS CLASS A SHARES (WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED) GREW IN VALUE. At the end of each decade, no investor who stayed invested for the period would have lost money.

[Graphic representation omitted.  See Appendix #4]

* This 10-year period is February 26, 1969 through March 31, 1979.

For each time period shown, share price fluctuated.

FEDERATED AMERICAN LEADERS FUND, INC.
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND, INC. (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated American Leaders Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1988 to March 31, 1998 compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds Average (LGIFA).+

[Graphic representation omitted.  Please see Appendix #5.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994 the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND, INC.
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND, INC. (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated American Leaders Fund, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 1998 compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds
Average (LGIFA).+

[Graphic representation omitted.  Please see Appendix #6.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND, INC.
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND, INC. (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated American Leaders Fund, Inc. (Class C Shares) (the "Fund") from April 22, 1993 (start of performance) to March 31, 1998 compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds
Average (LGIFA).+

[Graphic representation omitted.  Please see Appendix #7.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND, INC.
CLASS F SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND, INC. (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated American Leaders Fund, Inc. (Class F Shares) (the "Fund") from July 28, 1993 (start of performance) to March 31, 1998 compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds
Average (LGIFA).+

[Graphic representation omitted.  Please see Appendix #8.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND, INC.
PORTFOLIO OF INVESTMENTS
MARCH 31, 1998

    SHARES                                                                     VALUE
 COMMON STOCKS -- 98.8%
                        BASIC INDUSTRY -- 7.7%
              1,695,959 Archer-Daniels-Midland Co.                      $     37,205,101
              1,611,900 Barrick Gold Corp.                                    34,857,338
                416,200 Consolidated Papers, Inc.                             26,636,800
              1,149,175 (a)Corn Products International, Inc.                  41,226,654
                272,900 Dow Chemical Co.                                      26,539,525
                516,600 Nucor Corporation                                     28,122,413
                866,000 Sherwin-Williams Co.                                  30,743,000
                         Total                                               225,330,831
                        CONSUMER DURABLES -- 3.2%
                412,500 Borg-Warner Automotive, Inc.                          26,451,563
                539,000 Centex Corp.                                          20,549,375
                430,000 Eastman Kodak Co.                                     27,896,250
                286,300 General Motors Corp.                                  19,307,357
                         Total                                                94,204,545
                        CONSUMER NON-DURABLES -- 7.6%
                589,500 Anheuser-Busch Cos., Inc.                             27,301,219
                300,700 BestFoods                                             35,144,313
                363,000 Philip Morris Cos., Inc.                              15,132,563
                494,900 RJR Nabisco Holdings Corp.                            15,496,556
                477,800 Sara Lee Corp.                                        29,444,425
                711,500 Seagram Co. Ltd.                                      27,170,406
              1,086,500 UST, Inc.                                             35,039,625
                530,000 Unilever N.V., ADR                                    36,371,250
                         Total                                               221,100,357
                        ENERGY MINERALS -- 9.6%
                444,500 Amerada-Hess Corp.                                    25,919,907
                271,100 Chevron Corp.                                         21,772,719

FEDERATED AMERICAN LEADERS FUND, INC.

    SHARES                                                                     VALUE
COMMON STOCKS -- CONTINUED
                        ENERGY MINERALS -- CONTINUED
                419,300 Exxon Corp.                                     $     28,355,163
                360,000 Mobil Corp.                                           27,585,000
              1,228,900 Occidental Petroleum Corp.                            36,022,131
                388,000 Royal Dutch Petroleum Co., ADR                        22,043,250
              1,108,800 Sun Co., Inc.                                         45,322,200
                365,800 Texaco, Inc.                                          22,039,450
                786,900 USX Corp.                                             29,607,113
                675,000 YPF Sociedad Anonima, ADR                             22,950,000
                         Total                                               281,616,933
                        FINANCE -- 11.5%
                248,500 Allstate Corp.                                        22,846,469
                500,055 Bear Stearns Cos., Inc.                               25,690,326
                652,100 Boston Properties, Inc.                               22,945,769
                257,500 CIGNA Corp.                                           52,787,500
                132,000 General RE Corp.                                      29,122,500
              1,373,900 Green Tree Financial Corp.                            39,070,282
                360,000 MBIA Insurance Corporation                            27,900,000
                470,500 Marsh & McLennan Cos., Inc.                           41,080,531
                381,700 Morgan Stanley, Dean Witter & Co.                     27,816,388
                226,000 Republic New York Corp.                               30,142,750
                591,000 (a)Security Capital Group, Inc.                       18,173,250
                         Total                                               337,575,765
                        HEALTH CARE -- 9.8%
                395,000 Abbott Laboratories                                   29,748,438
                734,200 Biomet, Inc.                                          22,026,000
                543,500 Bristol-Myers Squibb Co.                              56,693,844
                251,800 Merck & Co., Inc.                                     32,324,825
              1,214,500 (a)Perrigo Co.                                        14,877,625

FEDERATED AMERICAN LEADERS FUND, INC.

    SHARES                                                                     VALUE
COMMON STOCKS -- CONTINUED
                        HEALTH CARE -- CONTINUED
              1,249,000 Pharmacia & Upjohn, Inc.                        $     54,643,750
              1,380,500 U.S. Surgical Corp.                                   45,556,500
                474,000 United Healthcare Corp.                               30,691,500
                         Total                                               286,562,482
                        PRODUCER MANUFACTURING -- 6.2%
                497,000 Cincinnati Milacron, Inc.                             15,841,875
                460,300 General Signal Corp.                                  21,519,025
                791,300 ITT Industries, Inc.                                  30,118,856
                580,500 Ingersoll-Rand Co.                                    27,827,719
                517,500 Johnson Controls, Inc.                                31,405,781
                759,600 (a)Lexmark Intl. Group, Class A                       34,276,950
                183,500 Loews Corp.                                           19,129,875
                         Total                                               180,120,081
                        RETAIL TRADE -- 6.6%
              1,158,700 American Stores Co.                                   30,126,200
                781,700 Dillards, Inc., Class A                               28,874,044
              1,726,500 (a)KMart Corp.                                        28,810,969
              1,511,400 (a)Toys 'R' Us, Inc.                                  45,436,463
              1,157,000 Wal-Mart Stores, Inc.                                 58,790,063
                         Total                                               192,037,739
                        SERVICES -- 10.4%
                348,000 ABB AB, ADR                                           48,459,000
                652,478 Browning-Ferris Industries, Inc.                      21,287,095
                170,000 News Corp., Ltd., ADR                                  4,579,375
              2,326,000 News Corp., Ltd., ADR                                 53,498,000
              1,154,500 Readers Digest Association, Inc., Class A             31,532,281
              1,423,700 (a)Tricon Global Restaurants, Inc.                    42,799,981
                567,500 (a)Viacom, Inc., Class A                              30,148,438

FEDERATED AMERICAN LEADERS FUND, INC.

    SHARES                                                                     VALUE
COMMON STOCKS -- CONTINUED
                        SERVICES -- CONTINUED
                361,000 (a)Viacom, Inc., Class B                          $   19,403,750
              1,687,500 Waste Management, Inc.                                51,996,094
                         Total                                               303,704,014
                        TECHNOLOGY -- 10.8%
                882,500 AMP, Inc.                                             38,664,532
              1,946,000 First Data Corp., Class                               63,245,000
                209,500 International Business Machines Corp.                 21,761,813
                194,000 Matsushita Electric Industrial Co., ADR               31,027,875
              3,038,500 (a)Novell, Inc.                                       32,568,922
                453,500 Raytheon Co., Class A                                 25,792,842
              1,282,000 (a)Seagate Technology, Inc.                           32,370,500
              1,518,500 (a)Sequent Computer System, Inc.                      27,712,625
                567,000 (a)Storage Technology Corp.                           43,127,438
                         Total                                               316,271,547
                        TRANSPORTATION -- 3.5%
                135,500 (a)AMR Corp.                                          19,401,907
                785,800 CNF Transportation, Inc.                              28,239,688
                436,200 Canadian National Railway                             27,916,800
                698,000 Ryder Systems, Inc.                                   26,524,000
                         Total                                               102,082,395
                        UTILITIES -- 11.9%
                372,900 Coastal Corp.                                         24,285,113
                247,000 Columbia Gas System, Inc.                             19,204,250
                484,700 Consolidated Natural Gas Co.                          27,961,132
              1,300,000 Entergy Corp.                                         38,675,000
                465,000 GTE Corp.                                             27,841,875
              1,030,700 Houston Industries, Inc.                              29,632,625
              1,205,000 PG & E Corp.                                          39,765,000

FEDERATED AMERICAN LEADERS FUND, INC.

       SHARES OR
       PRINCIPAL
         AMOUNT                                                                 VALUE
 COMMON STOCKS -- CONTINUED
                        UTILITIES -- CONTINUED
              1,991,700 Peco Energy Co.                                 $     44,066,363
                823,000 Public Service Enterprises Group, Inc.                31,171,125
                790,400 SBC Communications, Inc.                              34,481,200
                582,500 U.S. West, Inc.                                       31,891,875
                         Total                                               348,975,558
                         TOTAL COMMON STOCKS (IDENTIFIED COST
                         $2,194,911,858)                                   2,889,582,247
(B)REPURCHASE AGREEMENT -- 1.3%
 $           37,050,000 BT Securities Corp., 5.97%, dated 3/31/1998,
                        due 4/1/1998 (AT AMORTIZED COST)                      37,050,000
                         TOTAL INVESTMENTS (IDENTIFIED COST
                         $2,231,961,858)(C)                            $   2,926,632,247

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $2,231,970,446. The net unrealized appreciation of investments on a federal tax basis amounts to $694,661,801 which is comprised of $717,688,013 appreciation and $23,026,212 depreciation at March 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($2,923,559,198) at March 31, 1998.

The following acronym is used throughout this portfolio:

ADR -- American Depository Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

 ASSETS:
 Total investments in securities, at value (identified cost                         $ 2,926,632,247
 $2,231,961,858 and tax cost $2,231,970,446)
 Income receivable                                                                        3,873,510
 Receivable for shares sold                                                              18,219,468
    Total assets                                                                      2,948,725,225
 LIABILITIES:
 Payable for investments purchased                                     $ 20,768,665
 Payable for shares redeemed                                              2,101,744
 Payable to Bank                                                            158,675
 Payable for taxes withheld                                                  49,931
 Accrued expenses                                                         2,087,012
    Total liabilities                                                                    25,166,027
 NET ASSETS for 109,811,982 shares outstanding                                      $ 2,923,559,198
 NET ASSETS CONSIST OF:
 Paid in capital                                                                    $ 2,063,927,255
 Net unrealized appreciation of investments*                                            694,670,363
 Accumulated net realized gain on investments                                           164,850,734
 Undistributed net investment income                                                        110,846
    Total Net Assets                                                                $ 2,923,559,198
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($1,457,925,474 / 54,728,481 shares                               $26.64
 outstanding)
 Offering Price Per Share (100/94.50 of $26.64)***                                           $28.19
 Redemption Proceeds Per Share                                                               $26.64
 CLASS B SHARES:
 Net Asset Value Per Share ($1,201,402,431 / 45,153,000 shares                               $26.61
 outstanding)
 Offering Price Per Share                                                                    $26.61
 Redemption Proceeds Per Share (94.50/100 of $26.61)***                                      $25.15
 CLASS C SHARES:
 Net Asset Value Per Share ($134,773,081 / 5,064,628 shares                                  $26.61
 outstanding)
 Offering Price Per Share                                                                    $26.61
 Redemption Proceeds Per Share (99.00/100 of $26.61)***                                      $26.34
 CLASS F SHARES:
 Net Asset Value Per Share ($129,458,212 / 4,865,873 shares                                  $26.61
 outstanding)
 Offering Price Per Share (100/99.00 of $26.61)**                                            $26.88
 Redemption Proceeds Per Share (99.00/100 of $26.61)***                                      $26.34

* $80,795,828 of unrealized appreciation was acquired in connection with the acquisition of the Penn Square Mutual Fund on June 2, 1997.

** See "Investing in the Fund" in the Prospectus.

*** See "Redeeming and Exchanging Shares" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1998

 INVESTMENT INCOME:
 Dividends                                                                    $ 38,813,387
 Interest                                                                        4,079,083
   Total income                                                                 42,892,470
 EXPENSES:
 Investment advisory fee                                      $ 13,813,557
 Administrative personnel and services fee                       1,630,734
 Custodian fees                                                    105,425
 Transfer and dividend disbursing agent fees and expenses        2,274,642
 Directors'/Trustees' fees                                          25,080
 Auditing fees                                                      21,870
 Legal fees                                                         10,487
 Portfolio accounting fees                                         224,735
 Distribution services fee -- Class B Shares                     6,202,102
 Distribution services fee -- Class C Shares                       741,736
 Shareholder services fee -- Class A Shares                      2,821,001
 Shareholder services fee -- Class B Shares                      2,067,367
 Shareholder services fee -- Class C Shares                        247,246
 Shareholder services fee -- Class F Shares                        266,953
 Share registration costs                                          580,154
 Printing and postage                                              263,867
 Insurance premiums                                                 17,196
 Taxes                                                             106,004
 Miscellaneous                                                      17,264
   Total expenses                                               31,437,420
      Net investment income                                                     11,455,050
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                              354,458,500
 Net change in unrealized appreciation of investments                          484,020,318
   Net realized and unrealized gain on investments                             838,478,818
      Change in net assets resulting from operations                         $ 849,933,868

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED MARCH 31,
                                                                    1998                    1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                         $    11,455,050    $       6,625,505
 Net realized gain (loss) on investments ($354,467,088 net
 gain and
 $141,874,167 net gain, respectively, as computed for federal      354,458,500          141,874,167
 tax purposes)
 Net change in unrealized appreciation                             484,020,318           35,256,912
  Change in net assets resulting from operations                   849,933,868          183,756,584
 NET EQUALIZATION CREDITS (DEBITS) --                                2,869,258            1,030,846
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                                    (9,470,939)          (5,317,770)
  Class B Shares                                                    (1,019,987)          (1,076,234)
  Class C Shares                                                      (115,071)            (143,909)
  Class F Shares                                                      (911,279)            (721,875)
 Distributions from net realized gains
  Class A Shares                                                  (136,036,451)         (37,762,270)
  Class B Shares                                                  (106,307,915)         (29,990,344)
  Class C Shares                                                   (12,719,363)          (4,292,692)
  Class F Shares                                                   (13,912,321)          (5,278,763)
  Change in net assets resulting from distributions to            (280,493,326)         (84,583,857)
  shareholders
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED
 TO NET INVESTMENT INCOME) --
 Proceeds from sale of shares                                      799,421,022          464,456,064
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                         336,495,867(a)        48,460,181(b)
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                         251,515,083           77,137,909
 Cost of shares redeemed                                          (370,401,026)        (172,693,035)
  Change in net assets resulting from share transactions         1,017,030,946          417,361,119
  Change in net assets                                           1,589,340,746          517,564,692
 NET ASSETS:
 Beginning of period                                             1,334,218,452          816,653,760
 End of period (including undistributed net investment income
 of $110,846 and $173,072, respectively)                       $ 2,923,559,198    $   1,334,218,452

(a) Includes $80,295,577 and $500,251 of unrealized appreciation on Class A Shares and Class C Shares, respectively.

(b) Includes $15,368,160 of unrealized appreciation.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED MARCH 31,
                                              1998       1997        1996      1995       1994
 NET ASSET VALUE, BEGINNING OF PERIOD          $21.40    $19.78     $15.66    $14.58     $14.90
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.29      0.23       0.22      0.25       0.23
  Net realized and unrealized gain
  (loss) on investments                          8.39      3.11       4.70      1.42       0.18
  Total from investment operations               8.68      3.34       4.92      1.67       0.41
 LESS DISTRIBUTIONS
  Distributions from net
  investment income                             (0.21)    (0.21)     (0.17)    (0.24)     (0.24)
  Distributions from net realized gain
  on investments                                (3.23)    (1.51)     (0.63)    (0.35)     (0.49)
  Total distributions                           (3.44)    (1.72)     (0.80)    (0.59)     (0.73)
 NET ASSET VALUE, END OF PERIOD                $26.64    $21.40     $19.78    $15.66     $14.58
 TOTAL RETURN(A)                                43.95%    17.40%     32.00%    11.87%      2.76%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                       1.14%     1.17%      1.16%     1.23%      1.18%
  Net investment income                          0.84%     0.95%      1.07%     1.71%      1.48%
  Expense waiver/reimbursement(b)                --        0.03%      0.07%      --          --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)  $1,457,925  $638,082   $455,867  $268,470  $226,857
  Average commission rate paid(c)             $0.0488   $0.0500        --        --          --
  Portfolio turnover                               63%       88%        46%       34%        27%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED MARCH 31,
                                                   1998          1997           1996       1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD               $21.40       $19.79        $15.67      $14.97
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.06         0.05          0.10        0.13
  Net realized and unrealized gain (loss) on          8.41         3.12           4.70       0.92
  investments
  Total from investment operations                    8.47         3.17           4.80       1.05
 LESS DISTRIBUTIONS
  Distributions from net investment income           (0.03)       (0.05)         (0.05)     (0.12)
  Distributions from net realized gain on            (3.23)       (1.51)         (0.63)     (0.23)
  investments
  Total distributions                                (3.26)       (1.56)         (0.68)     (0.35)
 NET ASSET VALUE, END OF PERIOD                     $26.61       $21.40         $19.79     $15.67
 TOTAL RETURN(B)                                     42.78%       16.49%         31.10%      7.28%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                            1.89%        1.95%          1.93%      1.95%*
  Net investment income                               0.11%        0.18%          0.32%      1.09%*
  Expense waiver/reimbursement(c)                        --           --          0.05%      0.12%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)       $1,201,402     $540,995       $261,024    $46,671
  Average commission rate paid(d)                  $0.0488      $0.0500             --       --
  Portfolio turnover                                    63%          88%            46%        34%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 25, 1994 (date of initial public investment) to March 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR ENDED MARCH 31,
                                              1998       1997       1996      1995    1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $21.40    $19.80       $15.66   $14.55   $14.70
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.05      0.04         0.05     0.14     0.12
  Net realized and unrealized gain (loss)
  on investments                               8.42      3.12         4.75     1.45     0.35
  Total from investment operations             8.47      3.16         4.80     1.59     0.47
 LESS DISTRIBUTIONS
  Distributions from net investment income    (0.03)    (0.05)       (0.03)   (0.13)   (0.13)
  Distributions from net realized gain on
  investments                                 (3.23)    (1.51)       (0.63)   (0.35)   (0.49)
  Total distributions                         (3.26)    (1.56)       (0.66)   (0.48)   (0.62)
 NET ASSET VALUE, END OF PERIOD              $26.61    $21.40       $19.80   $15.66   $14.55
 TOTAL RETURN(B)                              42.78%    16.42%       31.14%   11.23%    3.16%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                     1.89%     1.95%        1.96%    2.04%    2.11%*
  Net investment income                        0.11%     0.18%        0.27%    0.91%    0.71%*
  Expense waiver/reimbursement(c)                --        --         0.02%       --      --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)  $134,773   $69,990      $44,434  $20,055  $11,895
  Average commission rate paid(d)           $0.0488   $0.0500           --       --       --
  Portfolio turnover                             63%       88%          46%      34%      27%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 21, 1993 (date of initial public investment) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED MARCH 31,
                                              1998       1997        1996     1995    1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD          $21.40    $19.78     $15.66    $14.58   $14.95
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.22      0.20       0.19      0.25     0.16
  Net realized and unrealized gain (loss)
  on investments                                 8.43      3.13       4.72      1.42    (0.20)
  Total from investment operations               8.65      3.33       4.91      1.67    (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income      (0.21)    (0.20)     (0.16)    (0.24)   (0.16)
  Distributions from net realized gain
  on investments                                (3.23)    (1.51)     (0.63)    (0.35)   (0.17)
  Total distributions                           (3.44)    (1.71)     (0.79)    (0.59)   (0.33)
 NET ASSET VALUE, END OF PERIOD                $26.61    $21.40     $19.78    $15.66   $14.58
 TOTAL RETURN(B)                                43.80%    17.39%     31.95%    11.80%   (0.30%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                       1.14%     1.19%      1.21%     1.27%    1.35%*
  Net investment income                          0.86%     0.94%      1.02%     1.69%    1.51%*
  Expense waiver/reimbursement(c)                  --      0.01%      0.02%       --       --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)    $129,458   $85,151    $55,329   $28,495  $15,282
  Average commission rate paid(d)             $0.0488   $0.0500         --        --       --
  Portfolio turnover                               63%       88%        46%       34%      27%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1993 (date of initial public investment) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek growth of capital and of income by concentrating the area of investment decision in the securities of high quality companies.

On June 2, 1997, the Fund's Class A Shares and Class C Shares acquired all the net assets of Penn Square Mutual Fund's Class A Shares and Class C Shares (the "Acquired Class A Shares and Acquired Class C Shares") pursuant to a plan of reorganization approved by the Acquired Class A Shares' and Acquired Class C Shares' shareholders. The acquisition was accomplished by a tax-free exchange of 14,929,279 and 92,816 shares, respectively, of the Fund's Class A Shares and Class C Shares (valued at $334,415,853 and $2,080,014, respectively) for 27,592,067 and 171,902 shares, respectively, of the Acquired Class A Shares and Acquired Class C Shares outstanding on June 1, 1997. The Acquired Class A Shares' and Acquired Class C Shares' net assets of $334,415,853 and $2,080,014, respectively, which consisted of $80,295,577 and $500,251, respectively, of unrealized appreciation, were combined at that date with those of the Fund's Class A Shares and Class C Shares. The aggregate net assets of the Fund's Class A Shares and Class C Shares and the Acquired Class A Shares and Acquired Class C Shares immediately before the acquisition were $716,179,581 and $79,736,654, respectively, and $334,415,853 and $2,080,014, respectively.

On December 13, 1996, the Fund acquired all the net assets of The State Bond Diversified Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 2,358,160 shares of the Fund (valued at $48,460,181) for the 4,535,346 shares of the Acquired Fund outstanding on December 13, 1996. The Acquired Fund's net assets of 48,460,181, which consisted of $33,092,021 of paid in capital and $15,368,160 of unrealized appreciation, were combined at that date with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $548,433,731 and $48,460,181, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for accumulated equalization and have been reclassified as follows:

       INCREASE (DECREASE)
                  ACCUMULATED NET
PAID-IN CAPITAL INVESTMENT INCOME
   $2,869,258     $(2,869,258)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At March 31, 1998, par value shares ($0.20 per share) authorized were as follows:

                    NUMBER OF PAR VALUE
 CLASS NAME        CAPITAL STOCK AUTHORIZED
 Class A Shares         30,000,000
 Class B Shares         20,000,000
 Class C Shares         25,000,000
 Class F Shares         25,000,000

                                                       YEAR ENDED MARCH 31,
                                              1998                              1997
 CLASS A SHARES                     SHARES            AMOUNT           SHARES          AMOUNT
 Shares sold                       14,199,455  $     257,444,031     7,706,275   $   144,256,344
 Shares issued to shareholders
 in connection
 with the Acquisition              14,929,279        334,415,853     2,358,160        48,460,181
 Shares issued to shareholders
 in payment
 of distributions declared          5,489,537        124,963,822     1,877,620        38,245,728
 Shares redeemed                   (9,712,914)      (234,846,738)   (5,165,910)     (107,679,833)
  Net change resulting from
  Class A Share
  transactions                     24,905,357  $     481,976,968     6,776,145   $   123,282,420

                                                         YEAR ENDED MARCH 31,
                                                1998                             1997
 CLASS B SHARES                        SHARES           AMOUNT        SHARES            AMOUNT
 Shares sold                         19,476,886   $   468,919,793    12,996,770   $   268,480,862
 Shares issued to shareholders
 in payment of
 distributions declared               4,423,479       100,689,615     1,425,508        29,165,525
 Shares redeemed                     (4,032,641)      (97,137,007)   (2,323,540)      (48,574,439)
  Net change resulting from Class
  B Share
  transactions                       19,867,724   $   472,472,401    12,098,738   $   249,071,948

                                                           YEAR ENDED MARCH 31,
                                                 1998                             1997
 CLASS C SHARES                        SHARES            AMOUNT        SHARES          AMOUNT
 Shares sold                         2,272,169   $     54,279,888     1,226,661   $  25,200,316
 Shares issued to shareholders
 in connection
 with the Acquisition                   92,816          2,080,014           --               --
 Shares issued to shareholders
 in payment
 of distributions declared             524,098         11,922,133       201,317       4,118,193
 Shares redeemed                    (1,095,674)       (26,166,756)     (401,373)     (8,350,604)
  Net change resulting from
  Class C Share
  transactions                       1,793,409   $     42,115,279     1,026,605   $  20,967,905

                                                           YEAR ENDED MARCH 31,
                                                 1998                              1997

 CLASS F SHARES                         SHARES           AMOUNT         SHARES          AMOUNT
 Shares sold                           787,209    $    18,777,310     1,296,525    $   26,518,542
 Shares issued to shareholders in
 payment
 of distributions declared             612,048         13,939,513       274,107         5,608,463
 Shares redeemed                      (513,208)       (12,250,525)     (388,020)       (8,088,159)
  Net change resulting from
  Class F Share
  transactions                         886,049    $    20,466,298     1,182,612    $   24,038,846
   Net change resulting from
   share transactions               47,452,539    $ 1,017,030,946    21,084,100    $  417,361,119

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser, receives for its services an annual investment advisory fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate Federated Securities Corp.

                   PERCENTAGE OF
                  AVERAGE DAILY
SHARE CLASS     NET ASSETS OF CLASS
Class B Shares       0.75%
Class C Shares       0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, the Fund will pay Federated Shareholder Services ("FSS") up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. YEAR 2000 ISSUE

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1998, were as follows:

 PURCHASES                           $2,000,194,900
 SALES                               $1,315,184,209

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of FEDERATED AMERICAN LEADERS FUND,
INC.:

We have audited the accompanying statement of assets and liabilities of Federated American Leaders Fund, Inc. (a Maryland corporation), including the schedule of portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated American Leaders Fund, Inc. as of March 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
May 15, 1998

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President,
  Treasurer, and Secretary
Richard B. Fisher
  Vice President
Nicholas J. Seitanakis
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]

Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

[Graphic]

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400
8042504 (5/98)





                      FEDERATED AMERICAN LEADERS FUND, INC.


1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 3/31/98. The "y" axis is measured in increments of $100,000 ranging from $0 to $800,000 and indicates that the ending value of hypothetical initial investment of $30,000, assuming the 5.50% sales charge, in Federated American Leaders Fund, Inc.'s Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $725,049 on 3/31/98.

2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 3/31/98. The "y" axis is measured in increments of $100,000 ranging from $0 to $400,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated American Leaders Fund, Inc.'s Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $349,002 on 3/31/98.

3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/31/83 to 3/31/98. The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of hypothetical investment of $5,000 in Federated American Leaders Fund, Inc.'s Class A Shares, assuming the reinvestment of capital gains and dividends, and investments of $250 every month for 10 years, would have grown to $218,881 on 3/31/98.

4. The graphic presentation here displayed consists of a five column chart showing a History of Investment. The columns are as follows: April 1-March 31; Initial Number of Shares; Dividends and Capital Gains Reinvested; Total Shares; Ending Value of Shares. The information is as follows: 1969-1979*, 919, $5,501, 1,552, $12,386; 1970-1980, 962, $5,918, 1,729, $13,347; 1971-1981, 919, $7,312,
1,699, $15,935; 1972-1982, 920, $7,334, 1,784, $15,146; 1973-1983, 957, $10,781,
1,941, $21,275; 1974-1984, 1,151, $14,597, 2,473, $27,305; 1975-1985, 1,272,
$21,238, 3,104, $35,978; 1976-1986, 1,047, $23,339, 2,758, $37,613; 1977-1987,
1,081, $28,331, 3,075, $43,696; 1978-1988, 1,287, $26,800, 3,423, $42,958;
1979-1989, 1,184, $27,487, 3,292, $42,929; 1980-1990, 1,224, $28,863, 3,588,
$43,809; 1981-1991, 1,007, $24,931, 2,899, $38,209; 1982-1992, 1,113, $28,557,
3,170, $44,006; 1983-1993, 862, $24,159, 2,484, $37,005; 1984-1994, 856,
$20,729, 2,278, $33,209; 1985-1995, 815, $16,837, 1,891, $29,606, 1986-1996,
693, $15,946, 1,499, $29,658, 1987-1997, 664, 15,170, 1,373, 29,399, and
1988-1998, 752, $24,649, 1,678, $44,709.

5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Federated American Leaders Fund, Inc. (Class A Shares) is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, and the Lipper Growth and Income Funds Average (LPIFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated American Leaders Fund, Inc. (Class A Shares) for the period from March 31, 1988 to March 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated American Leaders Fund, Inc. (Class A Shares), based on a 4.50% sales charge that was in effect prior to October 1, 1994, as compared to the S&P 500, and the LPIFA. The ending values were $31,387 for the fund, and $43,556 and $56,506, for the S&P 500 and the LPIFA, respectively. Beneath the list of components that correspond to the line graph are the following average annual total returns for Federated American Leaders Fund, Inc. (Class A Shares), based on all applicable sales charges and contingent deferred sales charge, for the one-year period, five-year period, ten-year period and start of performance (2/26/69) to March 31, 1998. The total returns were 36.01%, 19.36%, 16.16%, and 11.57%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Federated American Leaders Fund, Inc. (Class B Shares) is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, and the Lipper Growth and Income Funds Average (LPIFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated American Leaders Fund, Inc. (Class B Shares) for the period from July 26, 1994 to March 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated American Leaders Fund, Inc. (Class B Shares), based on a 3.00% contingent deferred sales charge, as compared to the S&P 500, and the LPIFA. The ending values were $23,035 for the fund, and $26,366, and $23,127 for the S&P 500 and LPIFA, respectively. Beneath the list of components that correspond to the line graph are the following average annual total returns for Federated American Leaders Fund, Inc. (Class B Shares), based on all applicable sales charges and contingent deferred sales charge, for the one-year period and start of performance (7/26/94) to March 31, 1998. The total returns were 36.45%, and 25.38%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation Federated American Leaders Fund, Inc. (Class C Shares) is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, and the Lipper Growth and Income Funds Average (LPIFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated American Leaders Fund, Inc. (Class C Shares) for the period from April 22, 1993 to March 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated American Leaders Fund, Inc. (Class C Shares), based on a 1.00% contingent deferred sales charge, as compared to the S&P 500, and the LPIFA. The ending values were $23,342 for the fund, and $27,485 and $23,342, for the S&P 500 and the LPIFA, respectively. Beneath the list of components that correspond to the line graph are the following average annual total returns for Federated American Leaders Fund, Inc. (Class C Shares), based on all applicable sales charges and contingent deferred sales charges for the one-year period and start of performance (4/22/93) to March 31, 1998. The total returns were 41.65%, and 20.48%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation Federated American Leaders Fund, Inc. (Class F Shares) is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, and the Lipper Growth and Income Funds Average (LPIFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Federated American Leaders Fund, Inc. (Class F Shares) for the period from July 28, 1993 to March 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Federated American Leaders Fund, Inc. (Class F Shares), based on a 1.00% sales charge, as compared to the S&P 500, and LPIFA. The ending values were $24,579 for the fund and $27,485 and $23,342, for the S&P 500 and the LPIFA, respectively. Beneath the list of components that correspond to the line graph are the following average annual total returns for Federated American Leaders Fund, Inc. (Class F Shares), reflecting all applicable sales charges and contingent deferred sales charge, for the one-year period and start of performance (7/28/93) to March 31, 1998. The total returns were 41.22%, and 21.21%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.